Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sino Agro Food, Inc. (the “Registrant”) on Form 10-Q for the period ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lee Yip Kun Solomon, Principal Executive Officer, and I, Daniel Ritchey, Principal Financial Officer and Principal Accounting Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 21, 2018	By:	/s/ LEE YIP KUN SOLOMON
	Name:	Lee Yip Kun Solomon
	Title:	Chief Executive Officer and
(Principal Executive Officer)

Date: May 21, 2018	By:	/s/ DANIEL RITCHEY
	Name:	Daniel Ritchey
	Title:	Chief Financial Officer and
(Principal Financial Officer)